Exhibit 99.7

NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES ISSUED

BY PAR PETROLEUM CORPORATION

This form, or one substantially equivalent hereto, must be used to exercise subscription rights pursuant to the rights offering described in the prospectus supplement, dated July 22, 2014 (together with the accompanying base prospectus, the “Prospectus”) of Par Petroleum Corporation, a Delaware corporation (“Par”), if a holder of subscription rights cannot deliver the certificates evidencing the subscription rights to the subscription agent listed below at or prior to 5:00 p.m., New York City time, on August 13, 2014, unless such time is extended by Par as described in the Prospectus. Such form must be delivered by hand or sent by fax transmission, first class mail or overnight courier to the subscription agent, and must be received by the subscription agent on or prior to the expiration date. See “The Rights Offering — Exercise of Subscription Rights” in the Prospectus.

Payment of the exercise price of $16.00 per whole share for each share of Par’s common stock subscribed for upon exercise of such subscription rights must be received by the subscription agent in the manner specified in “The Rights Offering — Exercise of Subscription Rights” in the Prospectus at or prior to 5:00 p.m., New York City time, on the expiration date even if the subscription rights certificates evidencing such rights are being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Exercise of Subscription Rights” in the Prospectus.

The subscription agent is American Stock Transfer & Trust Company.

By Hand, Mail or Overnight Courier:

American Stock Transfer & Trust Company

Operations Center

Attn: Exchange Department

6201 15th Avenue

Brooklyn, NY 11219

Fax Transmission: 718-234-5001

Telephone number for Confirmation (Toll Free): 877-248-6417 or 718-921-8317

DELIVERY OR TRANSMISSION OF THIS INSTRUMENT OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

If you have any questions or require additional copies of relevant documents please contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (800) 967-4607

Ladies and Gentleman:

The undersigned hereby represents that the undersigned is the holder of subscription rights certificates representing                      subscription rights and that such subscription rights certificates cannot be delivered to the subscription agent at or before 5:00 p.m., New York City time, on the expiration date. Upon terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the subscription privilege to subscribe for shares of common stock with respect to the subscription rights represented by such subscription rights certificates.

The undersigned understands that payment of the exercise price of $16.00 per whole share for each share of common stock subscribed for pursuant to the subscription privilege must be received by the subscription agent at or before 5:00 p.m., New York City time, on the expiration date and represents that such payment, in the aggregate amount of $                     either (check appropriate box):

☐	is being delivered to the subscription agent herewith or,

☐	has been delivered separately to the subscription agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Wire transfer to the following account: JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021, Account # 530-354616 American Stock Transfer FBO Par Petroleum Corporation

☐	Uncertified check (payment by uncertified check will not be deemed to have been received by the subscription agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the expiration date to ensure that such payment clears by such date.)

Signature(s)	Address
Name(s)
(please type or print)	Area Code and Tel. No.(s)

Subscription Rights Certificates (No(s). (if available)

GUARANTEE OF DELIVERY

(Not to Be Used For Subscription Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the subscription agent the certificates representing the rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the expiration date.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the subscription agent and must deliver the subscription rights certificate to the subscription agent within the time period specified in the Prospectus. Failure to do so could result in a financial loss to such institution.

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